Balanced Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Balanced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ____________ .com.

                                (Continued and to be signed on the reverse side)

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---

1.  To approve or disapprove a new investment advisory agreement     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

2.  To approve or disapprove Agreement and Plan of Reorganization    FOR [ ]     AGAINST [ ]     ABSTAIN [ ]
between North American Funds on behalf of the Fund and SunAmerica
Equity Funds on behalf of SunAmerica Balanced Assets Fund.           PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
                                                                     shares are held by joint tenants, both should sign.
3.  In their discretion, the named proxies may vote to transact      When signing as attorney or as executor,
such other business as properly may come before the meeting or       administrator, trustee or guardian, or as custodian
any adjournment thereof.                                             for a minor, please give full title as such.  If a
                                                                     corporation, please sign in full corporate name by
                                                                     president or other authorized officer.  If a
                                                                     partnership, please sign in partnership name by
                                                                     authorized persons.

                                                                     Dated:_________________________________

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    X______________________________________
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                                                  Signature

                                                                     X______________________________________
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND           Signature, if held jointly
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Large Cap Growth Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Large Cap Growth Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ___________ .com.

                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1.  To approve or disapprove a new investment advisory agreement     FOR [_]     AGAINST [_]     ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

2.  To approve or disapprove the Agreement and Plan of              FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization  between North American Funds on behalf of the
Fund and SunAmerica Equity Funds on behalf of its                   PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
SunAmerica Blue Chip Growth Fund.                                   shares are held by joint tenants, both should sign.
                                                                    When signing as attorney or as executor,
3.  In their discretion, the named proxies may vote to transact     administrator, trustee or guardian, or as custodian
such other business as properly may come before the meeting or      for a minor, please give full title as such.  If a
any adjournment thereof.                                            corporation, please sign in full corporate name by
                                                                    president or other authorized officer.  If a
                                                                    partnership, please sign in partnership name by
                                                                    authorized persons.

                                                                     Dated:_____________________________________________

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    X__________________________________________________
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                                                   Signature

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND   X__________________________________________________
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                       Signature, if held jointly

Growth & Income Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Large Cap Growth Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy. ___________ .com.

                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1.  To approve or disapprove a new investment advisory agreement     FOR [_]     AGAINST [_]     ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

2.  To approve or disapprove the Agreement and Plan of               FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund
and SunAmerica Equity Funds on behalf of its SunAmerica Growth and   PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
Income Fund.                                                         shares are held by joint tenants, both should sign.
                                                                     When signing as attorney or as executor,
3.  In their discretion, the named proxies may vote to transact      administrator, trustee or guardian, or as custodian
such other business as properly may come before the meeting or       for a minor, please give full title as such.  If a
any adjournment thereof.                                             corporation, please sign in full corporate name by
                                                                     president or other authorized officer.  If a
                                                                     partnership, please sign in partnership name by
                                                                     authorized persons.

                                                                     Dated:_________________________________

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    X______________________________________
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                                               Signature

                                                                     X______________________________________
PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND           Signature, if held jointly
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Mid Cap Growth Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

     The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Growth & Income Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m., Eastern Time and at any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy._________.com.

     (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1.  To approve or disapprove a new investment advisory agreement     FOR [_]     AGAINST [_]     ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and
North American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

2.  To approve or disapprove the Agreement and Plan of               FOR [_]     AGAINST [_]     ABSTAIN [_]
Reorganization between North American Funds on behalf of the
Fund and SunAmerica Equity Funds on behalf of its SunAmerica         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  When
Growth Opportunities Fund.                                           shares are held by joint tenants, both should sign.
                                                                     When signing as attorney or as executor,
3. In their discretion, the named proxies may vote to transact       administrator, trustee or guardian, or as custodian
such other business as properly may come before the meeting or       for a minor, please give full title as such.  If a
any adjournment thereof.                                             corporation, please sign in full corporate name by
                                                                     president or other authorized officer.  If a
                                                                     partnership, please sign in partnership name by
                                                                     authorized persons.

                                                                     Dated:_________________________________

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING    X______________________________________
PROXY STATEMENT IS HEREBY ACKNOWLEDGED.                                              Signature

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK.  SIGN, DATE AND   X______________________________________
RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.                  Signature, if held jointly

Global Equity Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

         The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori
L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the Global Equity Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Joint Special Meeting of Shareholders of the Fund to be held at the office of the Fund at 286 Congress Street, Boston, MA 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote you shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the
Internet at http://proxy._____    .com.

                                (Continued and to be signed on the reverse side)

           THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---

1.  Approval or disapproval of a new investment advisory agreement       FOR [_]   AGAINST [_]   ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms of which are the same in all material respects to the previous investment advisory agreement with AGAM.

2.  Approval or disapproval of the Agreement and Plan of                 FOR [_]   AGAINST [_]   ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Equity Funds on behalf of its International Equity
Fund.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.


               Dated:_________________________________

               X______________________________________
                              Signature

               X______________________________________
                     Signature, if held jointly

International Equity Fund
of North American Funds
286 Congress Street
Boston, MA 02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

         The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori
L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the International Equity Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Joint Special Meeting of Shareholders of the Fund to be held at the office of the Fund at 286 Congress Street, Boston, MA 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote you shares by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy.___ .com.

                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1.  Approval or disapproval of a new investment advisory agreement               FOR [_] AGAINST [_] ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms of which are the same in all material respects to the previous investment advisory agreement with AGAM.

2.  Approval or disapproval of the Agreement and Plan of                         FOR [_] AGAINST [_] ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Equity Funds on behalf of its International Equity
Fund.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.




RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

               Dated:_________________________________

               X______________________________________
                              Signature

               X______________________________________
                     Signature, if held jointly

International Small Cap Fund
of North American Funds
286 Congress Street
Boston, MA  02210

P R O X Y

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

         The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori
L. Gabert, Alice T. Kane and Todd Spillane as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the International Small Cap Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Joint Special Meeting of Shareholders of the Fund to be held at the office of the Fund at 286 Congress Street, Boston, MA 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote you shares in by calling a specially designated telephone number (toll free 1-888-850-2811) or via the Internet at http://proxy.___ .com.

                                (Continued and to be signed on the reverse side)

          THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                  ---

1.  Approval or disapproval of  a new investment advisory agreement              FOR [_] AGAINST [_] ABSTAIN [_]
between American General Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms of which are the same in all material respects to the previous investment advisory agreement with AGAM.

2.  Approval or disapproval of the Agreement and Plan of                         FOR [_] AGAINST [_] ABSTAIN [_]
Reorganization between North American Funds on behalf of the Fund and SunAmerica Equity Funds on behalf of its International Equity
Fund.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.



RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

               Dated:_________________________________

               X______________________________________
                              Signature

               X______________________________________
                     Signature, if held jointly

International Equity Portfolio
Of SunAmerica Style Select Series, Inc.
The SunAmerica Center
733 Third Avenue, Third Floor
New York, New York 10017

P R O X Y

This proxy is solicited on behalf of the Board of Directors of SunAmerica Style Select Series, Inc.

         The undersigned hereby appoints [____________________] as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of the International Equity Portfolio (the "Fund") of SunAmerica Style Select Series, Inc. held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held on November 7, 2001 at [ - ] Eastern Time and any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares in by calling a specially designated telephone number (toll free 1-[____________]) or via the Internet at http://proxy.__________.com.

                               (Continued and to be signed on the reverse side)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                   ---

1.  Approval or disapproval of the Agreement and Plan of                         FOR [_] AGAINST [_] ABSTAIN [_]
Reorganization between SunAmerica Style Select Series, Inc. on behalf of the Fund and SunAmerica Equity Funds on behalf of its
International Equity Fund.

2.  In their discretion, the named proxies may vote to transact such             FOR [_] AGAINST [_] ABSTAIN [_]
other business as properly may come before the meeting or any adjournment thereof.




RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK BOXES /X/ OR [X] IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

               Dated:_________________________________

               X______________________________________
                              Signature

               X______________________________________
                     Signature, if held jointly